UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 28, 2006
                Date of Report (Date of earliest event reported)

                        FIRST CAPITAL INTERNATIONAL, INC.
                 (Name of small business issuer in its charter)

              DELAWARE                                76-0582435
   (State or other jurisdiction of         (IRS Employer Identification No.)
    incorporation or organization)

                 5120 WOODWAY, SUITE 9000, HOUSTON, TEXAS 77056
                    (Address of principal executive offices)

                                 (713)  629-4866
                           (Issuer's telephone number)


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ITEM  5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS

     On March 30, 2006, we received a letter of resignation from the Board of Directors from Michail Dashkovsky. Mr. Dashkovsky's resignation was not the result of any disagreement with the Company. A copy of Mr. Dashkovsky's letter is attached hereto as Exhibit 17.1.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

       (c)     Exhibits.

Exhibit 17.1   Letter of Resignation dated March 28, 2006


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIRST CAPITAL INTERNATIONAL, INC.
Date:  March 31, 2006
                                        By:  /s/  Alex Genin
                                         ---------------------------------
                                         Alex  Genin
                                         Chief  Executive  Officer  and Director